SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

     [X] Preliminary Proxy Statement

     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

     [ ]  Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      CENTROID CONSOLIDATED MINES CO.

             (Name of Registrant as Specified in its Charter)

                               N/A
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

          (1) Title of each class of securities to which transaction applies: N/A

          (2)   Aggregate number of securities to which transaction applies:
N/A

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

          (4)   Proposed maximum aggregate value of transaction:  N/A

          (5)   Total fee paid:  $0.

     [ ]  Fee paid previously with preliminary materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)   Amount Previously Paid:  $0.

          (2)   Form, Schedule or Registration Statement No.:  N/A

          (3)   Filing Party:  N/A

          (4)   Date Filed:  N/A

     Contact Persons: Leonard W. Burningham, Esq.
                      Branden T. Burningham, Esq.
                      Suite 205, 455 East 500 South Street
                      Salt Lake City, Utah 84111
                      Tel: 801-363-7411; Fax: 801-355-7126

                        CENTROID CONSOLIDATED MINES CO.
                        4685 South Highland Drive #202
                          Salt Lake City, Utah 84117
                           Telephone: (801) 278-9424

                               PROXY STATEMENT

                                INTRODUCTION

     This Proxy Statement is being furnished to our stockholders in connection with the solicitation of proxies by our Board of Directors ("Centroid Consolidated Mines Co., a Nevada corporation" [the "Company," "Centroid", "we", "our" or "us" or words or similar import]), regarding the amendment of our Articles of Incorporation, to be considered and voted upon at a special meeting of our stockholders (the "Meeting") to be held at 4685 South Highland Drive in Salt Lake City, Utah 84117, on April 8, 2004, at the hour of 11:00 o'clock a.m., local time. The accompanying Notice of Special Meeting of Stockholders, this Proxy Statement and the enclosed Form of Proxy are first being mailed to our stockholders on or about March 29, 2004.

     Our Board of Directors has unanimously resolved to present the following amendment to our Articles of Incorporation to our stockholders for their vote and consideration at the Meeting, and recommends the adoption of the amendment.

     The amendment, if approved, will change our existing Articles of Incorporation by allowing our Board of Directors to change the name of our Company without shareholder approval. For a further discussion of this prospective change, see the caption "Reasons for the Recommendation of Adopting the Amendment to Our Articles of Incorporation," below.


             APPROXIMATE DATE OF MAILING - MARCH 29, 2004

     Certain of our "affiliates" own approximately 66.2% of our outstanding voting securities, which is in excess of the majority vote that is required to adopt the amendment to our Articles of Incorporation in accordance with Nevada Law; it is expected that all of these persons will vote in favor of the amendment, which they together, could adopt, ratify and approve on our Company's behalf, without the votes of any other stockholder; however, there is no assurance that all of these persons will vote, or if they do vote, that they will vote in favor of the amendment, so management is soliciting stockholders' proxies to vote in favor of the amendment. See the captions "Voting Securities and Principal Holders Thereof" and "Amendment to Our Articles of Incorporation and Vote Required for Approval," herein.

     The following constitutes the full text of the amendment to our Articles of Incorporation that will add Article X:


                              ARTICLE X
     AUTHORITY OF THE BOARD OF DIRECTORS TO CHANGE CORPORATE NAME

          The Board of Directors shall have the right to change the name of the Corporation without shareholder approval to a name that reflects the industry or business in which the Corporation's business operations are conducted or to a name that will promote or conform to any principal product, technology or other asset of the Corporation that the Board of Directors, in its sole discretion, deems appropriate.

     REASONS FOR THE RECOMMENDATION OF ADOPTING THE AMENDMENT TO OUR ARTICLES
                         OF INCORPORATION

Authority of the Board of Directors to Change our Company's Name.
-----------------------------------------------------------------

     We do not have any present name change in mind, but with the present limited business operations of our Company, it is possible that we may change our focus or direction; it is believed that such a provision in our Articles of Incorporation will save additional time and expense in the future, in such event.

                        SOLICITING COSTS AND EXPENSES

     The cost of preparing, printing and mailing the proxy soliciting materials and the solicitation of proxies by our Company will be borne by our Company. Solicitation will be made by mail. We will request brokers, custodians, nominees and other like parties to forward copies of proxy soliciting materials to beneficial owners of our Company's $0.001 par value common stock and will reimburse such parties for their related reasonable and customary charges or expenses. The estimated expense of this solicitation is approximately $2,500.

                   OUTSTANDING SHARES, VOTING AND PROXIES

Record Date and Outstanding Shares.
-----------------------------------

     The Board of Directors has fixed March 29, 2004, as the record date for the determination of holders of our common stock entitled to notice of and to vote at the Meeting. At the close of business on that date, there were 1,714,352 shares of our common stock outstanding and entitled to vote. Holders of our common stock will be entitled to one vote per share held and are not entitled to cumulative voting at the Meeting.

Proxies and Revocability of Proxies.
------------------------------------

     The enclosed Proxy is being solicited by our Board of Directors for use at the Meeting and any adjournments thereof and will not be voted at any other meeting. All proxies that are properly executed, received by our Company prior to or at the Meeting and not properly revoked will be voted at the Meeting or any adjournment thereof in accordance with the instructions given therein.

     Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by
(i) filing with the President of our Company, at or before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the date of the Proxy; (ii) duly executing a subsequent Proxy relating to the same shares and delivering it to the President of our Company before the Meeting; or (iii) by attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a Proxy). Any written notice revoking a Proxy should be sent to Centroid Consolidated Mines Co., 4685 S. Highland Drive, Suite #202, Salt Lake City, Utah, 84117, Attention: Jason Kershaw, President, or hand delivered to the President, at or before the taking of the vote at the Meeting.

Quorum and Voting.
------------------

     The presence in person or by proxy of a majority of the total number of outstanding shares of common stock entitled to vote at the Meeting is required to constitute a quorum for the purpose of adopting the Amended Articles of Incorporation of our Company. Abstentions and broker non-votes will be considered represented at the Meeting for the purpose of determining a quorum.

     The shares represented by each Proxy will be voted in accordance with the instructions given therein. Where no instructions are indicated, the Proxy will be voted in favor of all matters to be voted upon as set forth in the Proxy and, at the discretion of the persons named in the Proxy, on any other business that may properly come before the Meeting. Our Management knows of no other matter that is anticipated to be presented to the Meeting.

     Under Nevada Law, even if a quorum of our common stock is present at the Meeting, to adopt the proposed amendment to our Articles of Incorporation, a vote in person or by proxy of stockholders owning a majority of the shares entitled to vote at the Meeting is required.

                     DISSENTERS' RIGHTS OF APPRAISAL

     Nevada Law does not provide for dissenters' rights with respect to the adoption of the proposed amendment to our Articles of Incorporation being presented to the Meeting.

             INTEREST OF MANAGEMENT IN MATTERS TO BE ACTED UPON

     No director, executive officer, nominee to become a director, or any associate of any of the foregoing persons, has any substantial interest, direct or indirect, by security holdings or otherwise, in the matters to be submitted to a vote of our stockholders at the Meeting, which is not shared by all other stockholders, pro rata, and in accordance with their respective interests in our Company.

               VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The following table sets forth the present share holdings of management and those persons who own more than five percent of our outstanding voting securities:


                              Number of Shares            Percentage
Name and Address             Beneficially Owned*           of Class
----------------             -------------------           --------
Jenson Services, Inc.*       58.3%                        1,000,000
4685 South Highland Drive
#202
Salt Lake City, Utah 84117

Duane S. Jenson               7.9%                          133,658
4685 South Highland Drive
#202
Salt Lake City, Utah 84117
                             -----                        ---------
     Totals:                 66.2%                        1,133,658


          * Duane S. Jenson may be deemed beneficial owner of these shares due to his relationship with Jenson Services, Inc. Mr. Jenson is CEO and principal owner of Jenson Services, Inc.

     Security Ownership of Management.
     ---------------------------------

     The following table sets forth the present share holdings of our Company's directors and executive officers of our outstanding voting securities:


                          Percentage                     Number
Name and Address           of Class            of Shares Beneficially Owned(1)
----------------           --------            -----------------------------
Jason Kershaw                 0%                            0
4685 S. Highland Dr. #202
Salt Lake City, UT 84117

Harold Jenson                 0%                            0
4685 S. Highland Drive #202
Salt Lake City, UT 84117

Jason Jenson                  0%                            0
4685 S. Highland Drive #202
Salt Lake City, UT 84117

All Three Directors           0%                            0


               AMENDMENT TO OUR ARTICLES OF INCORPORATION
                      AND VOTE REQUIRED FOR APPROVAL

Nevada Law.
-----------

     Nevada law requires that any amendment to the Articles of Incorporation of a corporation be first adopted by the Board of Directors of the corporation, and then be submitted to the stockholders of the corporation. The vote of a majority of the outstanding voting securities of a corporation is required to adopt any such amendment.

     Certain of our "affiliates" own approximately 66.2% of our outstanding voting securities, which is in excess of the majority vote that is required to adopt the amendment to our Articles of Incorporation in accordance with Nevada Law; it is expected that all of these persons will vote in favor of the amendment, which they together, could adopt, ratify and approve on our Company's behalf, without the votes of any other stockholder; however, there is no assurance that all of these persons will vote, or if they do vote, that they will vote in favor of the amendment, so management is soliciting stockholders' proxies to vote in favor of the amendment.

                               OTHER MATTERS

     Our Board of Directors is not aware of any business that will be presented for consideration at the Meeting. If other matters properly come before the Meeting, it is the intention of the person or persons named in the enclosed Proxy to vote thereon in accordance with his best judgment.


                                   By Order of the Board of Directors



March 29, 2004                     Jason Kershaw
Salt Lake City, Utah               Director and President

                           APPENDIX "A"


                              PROXY
            FOR THE SPECIAL MEETING OF STOCKHOLDERS OF
                 CENTROID CONSOLIDATED MINES CO.
              TO BE HELD THURSDAY, APRIL 8, 2004

     By completing and returning this Proxy to Centroid Consolidated Mines Co. (the "Company"), you will be designating Jason Kershaw, the President of the Company, to vote all of your shares of the Company's common stock as indicated below, or you may insert the name of any other person here:

------------------------------------------------------------------------------

     Please complete this Proxy by clearly marking the appropriate column(s), filling out the stockholder information and dating below, and return to the Company in the enclosed self-addressed, envelope.

     Matters of business are as follows:

TO ADOPT THE FOLLOWING AMENDMENT TO OUR ARTICLES OF INCORPORATION:

                             ARTICLE X
     AUTHORITY OF THE BOARD OF DIRECTORS TO CHANGE CORPORATE NAME

     The Board of Directors shall have the right to change the name of the Corporation without shareholder approval to a name that reflects the industry or business in which the Corporation's business operations are conducted or to a name that will promote or conform to any principal product, technology or other asset of the Corporation that the Board of Directors, in its sole discretion, deems appropriate.

                  YES       NO        ABSTAIN
                  ____      ____      ___
     The undersigned hereby acknowledges receipt of the Company's Definitive Proxy Statement dated March 29, 2004, and expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of common stock represented in this Proxy. Please sign exactly as your name appears on your stock certificate(s). Joint owners should both sign. If signing in a representative capacity, give full titles and attach proof of authority unless already on file with the Company.

Dated:  ____________, 2004              _________________________________
                                        Name of stockholder (Please print
                                        legibly)

Number of shares:  ____________         _________________________________
                                        Signature

     This Proxy is being solicited by, and the above-referenced vote for the Amended Articles of Incorporation are being proposed by, the Board of Directors of the Company. The acceptance of the Amended Articles of Incorporation to be voted on are not related to or conditioned on the approval of any other matter. You may revoke this Proxy at any time prior to the vote thereon.

     As of March 29, 2004, which is the record date for determining the stockholders who are entitled to notice of and to vote at the Meeting, the Board of Directors of the Company is not aware of any other matters to be presented at the Meeting. If no direction is indicated on a Proxy that is executed and returned to the Company, it will be voted "FOR" the approval of the Amended Articles of Incorporation set forth above. Unless indicated below, by completing and returning this Proxy, the stockholder grants to Mr. Kenshaw the discretion to vote in accordance with his best judgment on any other matters that may be presented at the Meeting.

          ____ Withhold discretion to vote on any other matter presented at the Meeting.

                            APPENDIX B


                  CENTROID CONSOLIDATED MINES CO.

             NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                    TO BE HELD APRIL 8, 2004

TO ALL STOCKHOLDERS:

     NOTICE is hereby given that a special meeting of the stockholders of Centroid Consolidated Mines Co., a Nevada corporation (the "Company"), will be held at 4685 South Highland Drive in Salt Lake City, Utah 84117, on April 1, 2004, at 11:00 a .m., Local Time, (hereinafter, the "Meeting").

     The Meeting will be held for the following purposes

     1.   To adopt the Amended Articles of Incorporation for the Company; and

     2. To transact any other business that may properly come before the Meeting.

     As of the date of this Notice, the Board of Directors of the Company is not aware of any other business to come before the Meeting.

     Only stockholders of record at the close of business on March 29, 2004, are entitled to notice of and to vote at the Meeting or any adjournment thereof.

     Please complete, sign and date the enclosed Proxy and return it promptly in the enclosed envelope. If you attend the Meeting, you may revoke the Proxy and vote personally on all matters brought before the Meeting.

     Certain of our "affiliates" own approximately 66.2% of our outstanding voting securities, which is in excess of the majority vote that is required to adopt the amendment to our Articles of Incorporation in accordance with Nevada Law; it is expected that all of these persons will vote in favor of the amendment, which they together, could adopt, ratify and approve on our Company's behalf, without the votes of any other stockholder; however, there is no assurance that all of these persons will vote, or if they do vote, that they will vote in favor of the amendment, so management is soliciting stockholders' proxies to vote in favor of the amendment. See the captions "Voting Securities and Principal Holders Thereof" and "Amendments to Our Articles of Incorporation and Vote Required for Approval," herein.

                                   By Order of the Board of Directors


                                   Jason Kenshaw
                                   President and Director

March 29, 2004
Salt Lake City, Utah